                                                                   EXHIBIT 17(a)


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!




                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!




                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


               THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES.
           THE TRUSTEES RECOMMEND VOTING FOR ALL OF THE PROPOSALS AND
         FOR THE ELECTION OF ROBERT H. GRAHAM TO THE BOARD OF TRUSTEES.
               TO VOTE, FILL IN THE BOX COMPLETELY. EXAMPLE: [X]


VOTE ON PROPOSALS
                                                                      FOR   AGAINST   ABSTAIN
1. Approval of an Agreement and Plan of Reorganization and            [ ]     [ ]       [ ]
   Termination providing for the merger of AIM Eastern Europe
   Fund into AIM Developing Markets Fund, a series of
   AIM Investment Funds.

                                                                      FOR   WITHHOLD
2. Election of Robert H. Graham to AIM Eastern Europe Fund's          [ ]     [ ]
   Board of Trustees.

                                                                      FOR   AGAINST   ABSTAIN
3. Ratification of the selection of PricewaterhouseCoopers LLP        [ ]     [ ]       [ ]
   as AIM Eastern Europe Fund's Independent Public Accountants.


4. IN THE DIRECTION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS
   AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
   THEREOF.


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!



                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!
                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

PROXY               PROXY SOLICITED BY THE BOARD OF TRUSTEES              PROXY
                           OF AIM EASTERN EUROPE FUND



                  PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF
                            AIM EASTERN EUROPE FUND
                                August 25, 1999

The undersigned hereby appoints Samuel D. Sirko and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of AIM Eastern Europe Fund, to be held on August 25, 1999 at 3:00 p.m., central time, and at any adjournment thereof, all of the shares of AIM Eastern Europe Fund which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF ALL OF THE PROPOSALS AND FOR THE ELECTION OF ROBERT H. GRAHAM TO THE BOARD OF TRUSTEES.

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR
                                        NAME APPEARS ON THIS PROXY CARD.
                                        All joint owners should sign. When
                                        signing as executor, administrator,
                                        attorney, trustee or guardian or as
                                        custodian for a minor, please give
                                        full title as such, if a corporation,
                                        please sign in full corporate name
                                        and indicate the signer's office. If
                                        a partner, sign in the partnership
                                        name.

                                        -------------------------------------
                                        Signature


                                        ------------------------------------
                                        Signature (if held jointly)


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                                                  Dated